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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 2, 2000 incorporated by reference in Inverness Medical Technology's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.



                                                       /s/ Arthur Andersen LLP
                                                       Arthur Andersen LLP


Boston, Massachusetts
August 17, 2000